Exhibit 23.2


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this S-8 Registration Statement of our report dated February 5, 1996 included in Dendrite International, Inc.'s Form 10-K for the year ended December 31, 1995 and to all references to our Firm included in this Registration Statement.



                                                  ARTHUR ANDERSEN LLP

Philadelphia, Pa.
  December 31, 1996